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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 March 8, 2000
                           -------------------------
                               (Date of Report)

                             FISHER COMPANIES INC.
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              (Exact Name of Registrant as Specified in Charter)


          Washington                 000-22439                91-0222175
 (State or Other Jurisdiction   (Commission File No.)       (IRS Employer
      of Incorporation)                                  Identification No.)

 1525 One Union Square, 600 University Street, Seattle, Washington, 98101-3185
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         (Address of Principal Executive Offices, including Zip Code)

                                (206) 624-2752
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             (Registrant's Telephone Number, Including Area Code)

                                     None
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     On March 8, 2000, Fisher Companies Inc. announced that its Board of Directors approved management's recommendation to engage U.S. Bankcorp Piper Jaffray Inc. as a financial advisor to assist management with the sale of its flour milling and bakery products distribution businesses.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

     99.1 Press Release, dated March 8, 2000, regarding announcement of year-end results and engagement of U.S. Bankcorp Piper Jaffray Inc as financial advisor.

                                       2
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FISHER COMPANIES INC.


Dated: March 14, 2000                  By  /s/ David D. Hillard
                                         ---------------------------------------
                                       David D. Hillard
                                       Senior Vice President and Chief Financial
                                       Officer, and Secretary
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                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
    99.1              Press Release, dated March 8, 2000, regarding announcement of year-end results and engagement of U.S. Bankcorp Piper
                      Jaffray Inc as financial advisor.